As filed with the Securities and Exchange Commission on August 15, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]       Preliminary Proxy Statement

[ ]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]       Definitive Proxy Statement

[ ]       Definitive Additional Materials

[ ]       Soliciting Material under Rule 14a-12

1

PAPP INVESTMENT TRUST

________________________________________

(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

________________________________________

(Address of principal executive offices)

Not Applicable

________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

____________________________________________________________

(2)	Aggregate number of securities to which transaction applies:

____________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________________

(4)	Proposed maximum aggregate value of transaction:

____________________________________________________________

(5)	Total fee paid:

____________________________________________________________

[ ]       Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

____________________________________________________________

(2)	Form, Schedule or Registration Statement No.:

____________________________________________________________

(3)	Filing Party:

____________________________________________________________

2

(4)	Date Filed:

____________________________________________________________

Proxy Statement

August 15, 2022

Important Voting Information Inside

Papp Investment Trust

Papp Small & Mid-Cap Growth Fund

Please vote immediately!

You can vote through the internet or by mail.

Details on voting can be found on your proxy card.

Papp Investment Trust

2201 E. Camelback Road, Suite 227B

3

Phoenix, Arizona 85016

SPECIAL MEETING OF SHAREHOLDERS

Papp Small & Mid-Cap Growth Fund

Important Voting Information Inside

TABLE OF CONTENTS

Letter from the President	3

Notice of Special Meeting of Shareholders	5

Important Information to Help You Understand the Proposals	6

Proxy Statement	8

Proposal 1:

To Elect Six Individuals to Serve on the Board of Trustees	15

Proposal 2:

To Transact Any Other Business, Not Currently Contemplated, That May Properly Come Before the Special Meeting of Shareholders or Any Adjournment Thereof in the Discretion of the Proxies or Their Substitutes	22

Outstanding Shares and Voting Requirements	23

Additional Information on the Operation of the Fund	24

Other Matters	26
4

PAPP INVESTMENT TRUST

August 15, 2022

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Papp Investment Trust (the “Trust”), to be held at 9:00 a.m., Mountain Time, on September 27, 2022 at the offices of the Trust’s investment adviser, L. Roy Papp & Associates, LLP (the “Adviser”), 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, to vote on the proposals listed below. Formal notice of the Meeting appears after this letter, followed by the Proxy Statement. Please review the Proxy Statement and vote your shares at your earliest convenience by completing and returning the enclosed proxy in the envelope provided or voting through the internet.

PROPOSAL 1.             To elect or re-elect six individuals to serve on the Board of Trustees (the “Board”) of the Trust.

PROPOSAL 2.             To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

We are having this meeting to comply with requirements under the Investment Company Act of 1940 (the “1940 Act”), as amended, that require a majority of a fund’s board members to be elected by the shareholders of the fund. The Board is currently made up of three independent trustees, Jean C. Bingham, Cynthia P. Hubiak, and Carolyn P. O’Malley (the “Independent Trustees”), and two non-independent Trustees, Rosellen C. Papp and Harry A. Papp (the “Interested Trustees”) (together, with the Independent Trustees, the “Current Trustees”). With the exception of Ms. Bingham, all of the Current Trustees have previously been elected by the shareholders of the Trust.

The Board wishes to propose that the Trust add Jennifer S. E. Carlino as an additional independent trustee at this time (the “New Trustee”). Ms. Carlino is an experienced securities and investment transactional attorney, currently working for the Public Safety Personnel Retirement System Trust which operates and invests a $16 billon retirement trust whose beneficiaries are fire fighters, police officers, corrections officials, judges and elected officials in the state of Arizona. The Current Trustees considered three potential candidates as the new trustee and selected Ms. Carlino after extensive discussions.

Jean Bingham was appointed as a Trustee of the Trust in 2016 by the remaining Current Trustees, and she has extensive experience in operating and leading banks and other financial institutions over a long time span. The Board wishes to recommend her for election by the shareholders of the Trust.

The Board is confident that each of the Current Trustees are experienced, knowledgeable and well-educated individuals capable of performing their duties as trustees. The Board believes that each of Ms. Bingham and Ms. Carlino also has the necessary education, training, skills and capacity to perform the duties of a trustee of the Trust. The Board therefore recommends that you vote FOR Proposal 1.

5

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than September 26, 2022.

In addition to voting by mail, you may also vote through the internet by going to the website that appears on the enclosed proxy card and follow the simple instructions using the control number that appears on the proxy card. The use of internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call Okapi Partners LLC, our proxy solicitation firm, toll-free at 855-305-0856.

Sincerely,

/s/ Harry A. Papp

Harry A. Papp

Managing Partner

6

PAPP INVESTMENT TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

PAPP SMALL & MID-CAP GROWTH FUND

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held at 9:00 a.m., Mountain Time, on September 27, 2022. The Proxy Statement is available at www.OkapiVote.com/PAPP or by calling the Trust at 1-877- 370-7277.

To the Shareholders of the Papp Small & Mid-Cap Growth Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Papp Small & Mid-Cap Growth Fund (the “Fund”), a series of Papp Investment Trust (the “Trust”), will be held at 9:00 a.m., Mountain Time, on September 27, 2022 at the offices of the Trust’s investment adviser, L. Roy Papp & Associates, LLP, 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016. The purpose of the Meeting is to consider and vote on the following matters:

PROPOSAL 1. To elect or re-elect six individuals to serve on the Board of Trustees (the “Board”) of the Trust.

PROPOSAL 2. To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on August 1, 2022 (the “Record Date”) will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Proxy Statement and proxy card solicited by the Trust are included herein.

The Board recommends that the shareholders of the Fund vote FOR Proposal 1.

Your vote is important to us. Thank you for taking the time to consider the proposals.

By order of the Board of Trustees,

/s/ Paul F. Leone

Paul F. Leone

Secretary

Papp Investment Trust

August 15, 2022

IMPORTANT

Please vote through the Internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay. You may also execute the enclosed proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

5

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposals to be voted on by shareholders.

7

QUESTIONS AND ANSWERS

Q: What is happening? Why did I get this package of materials?

A: A special meeting of shareholders of the Fund is scheduled to be held at 9:00 a.m., Mountain Time, on September 27, 2022. According to our records, you are a shareholder of record as of the Record Date for this meeting.

Q: Why are shareholders of the Fund being asked to elect Trustees?

A: You are currently being asked to vote on the election of all six individuals listed above (the “Nominees”) to serve on the Trust’s Board. Five of the Nominees currently serve as Trustees and four of the current Trustees have been previously elected as Trustees by the Fund’s shareholders. These include Carolyn P. O’Malley, Cynthia P. Hubiak, Rosellen C. Papp, and Harry A. Papp. Jean C. Bingham was appointed as a Trustee by the Board to fill the vacancy created by the retirement of former Trustee James K. Ballinger.

The Board has appointed Jennifer S. E. Carlino to fill an eventual vacancy on the Board created by the retirement of Ms. O’Malley at the end of 2022; however, Ms. Carlino has not been elected by the Fund’s shareholders. The 1940 Act requires that at least two-thirds of the members of the Board of Trustees be elected by shareholders. The election by shareholders of Ms. Carlino at this Meeting and election or re-election of the remaining Trustees will give the Board additional flexibility in the future to appoint new Trustees or fill vacancies in the Board as they arise without incurring the costs of soliciting shareholder approval. Information regarding the qualifications of each Nominee is set forth in the Proxy Statement below under Proposal.

Q: How does the Board of Trustees recommend that I vote?

A: After careful consideration, the Board unanimously recommends that you vote FOR each of the Nominees. The Board is confident that each of the Nominees is experienced, knowledgeable and well-educated, and capable of performing their duties as trustees. The various factors that the Board considered in making these determinations are described in the Proxy Statement below.

Q: What will happen if there are not enough votes to hold the Meeting?

A: It is important that shareholders vote through the internet or complete and return signed proxy cards promptly, but no later than September 26, 2022 to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or a proxy solicitor if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the Proposals, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q: Whom should I call for additional information about the Proxy Statement?

A: If you have any questions regarding the Proxy Statement or completing and returning your proxy card, please call Okapi Partners LLC, our proxy solicitation firm, toll-free at 855-305-0856.

8

PAPP INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS OF

PAPP SMALL & MID-CAP GROWTH FUND

To Be Held on September 27, 2022

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Papp Investment Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of Papp Small & Mid-Cap Growth Fund (the “Fund”), a series of the Trust, to be held on September 27, 2022 or at any adjournment thereof. The principal address of the Trust is 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016. This Proxy Statement and proxy card were first mailed to shareholders on or about August 22, 2022.

As described in more detail below, at the Meeting shareholders are being asked to elect six individuals to serve on the Trust’s Board of Trustees (Proposal 1).

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust at Papp Investment Trust, c/o Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati OH 45246 an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting in person.

The Trust, on behalf of the Fund, has retained Okapi Partners LLC to solicit proxies for the Meeting. Okapi Partners LLC is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $15,350 and will be paid by the Adviser.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers, custodians, nominees, fiduciaries and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, the Adviser will reimburse such persons or entities for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1: TO ELECT SIX INDIVIDUALS TO SERVE ON THE BOARD OF TRUSTEES

The Board is asking shareholders to elect or re-elect five current trustees (the “Current Trustees”) and one new trustee (the “New Trustee,” and together with the Current Trustees, the “Nominees”) to the Board of the Trust. The Current Trustees are Jean C. Bingham, Cynthia P. Hubiak, Carolyn P. O’Malley, Harry A. Papp and Rosellen C. Papp. Under the Investment Company Act of 1940, as amended (the “1940 Act”), Mses. Bingham, Hubiak and O’Malley are considered “Independent Trustees,” whereas Mr. Papp and Ms. Papp are considered “Interested Trustees” of the Trust because they are partners and employees of L. Roy Papp & Associates, LLP (the “Adviser”) and are deemed to have a financial interest in the Trust. All of the Current Trustees except for Ms. Bingham have previously been elected by shareholders as Trustees of the Trust.

The New Trustee, Jennifer S. E. Carlino, was recently appointed by the Board as an Independent Trustee of the Trust for the purpose of eventually filling the vacancy created by the retirement of Ms. O’Malley. The provisions of the 1940 Act require that at least two-thirds of the members of the Board be elected by shareholders of the Trust. The election by shareholders of the New Trustee

9

and election or re-election of the Current Trustees will give the Board additional flexibility in the future to appoint new Trustees or fill vacancies in the Board as they arise without incurring the costs of soliciting shareholder approval.

The term of office of each Nominee will be until he or she resigns, is removed, dies, or becomes incapacitated or otherwise unable to serve. Each Nominee has indicated a willingness to serve as a member of the Board if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election. The Board of Trustees recommends that you vote in favor of the election of each Nominee.

The Board of Trustees Generally

The Board of Trustees oversees the management of the Trust and meets in person at regularly scheduled meetings four times throughout the year to review reports about the Trust’s operations. In addition, the Trustees may meet in person or by telephone at special meetings. The Independent Trustees also meet at least quarterly in executive session without the presence of any representatives of management. The Board of Trustees provides broad supervision over the affairs of the Trust and elects the officers of the Trust to actively supervise the Fund’s day-to-day operations. Subject to the 1940 Act and applicable Ohio law, as well as the Trust’s governing documents, the Trustees may fill vacancies in or increase or decrease the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. The Trustees may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine. The Trustees may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust.

The Trust Instrument for the Trust protects the Trustees and officers against personal liability for any act, omission or obligation in their capacity as Trustee or officer of the Trust, except that no Trustee or officer shall be indemnified against any liability to the Trust or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust.

Information Regarding the Nominees and Officers of the Trust

The Board has concluded, based on each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Nominees, that each Nominee is qualified to serve on the Board in light of the Trust’s business and structure. The Board believes that the Current Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. The Board further believes that the New Trustee has the necessary education, training, skills and capacity to perform the duties of a Trustee of the Trust.

In making these determinations, the Board considered a variety of criteria, none of which, in isolation, was controlling. References to the qualifications, attributes and skills of the Nominees are pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof. The Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

Set forth below is a summary of the specific experience, qualifications, attributes and/or skills for each Nominee.

Interested Trustee Nominees
10

Harry A. Papp, CFA Harry A. Papp, CFA has been a Partner and Portfolio Manager of the Adviser since 1981. Mr. Papp earned a Bachelor of Arts degree in Economics and Chemistry from Brown University and a Master of Science degree in Geochemistry and Master of Business Administration degree in Finance and Accounting from the University of Chicago. He is a Chartered Financial Analyst and has 41 years of experience in portfolio management and security analysis. Mr. Papp serves on the Board of Directors of Blue Cross Blue Shield of Arizona and is past Chairman. He was appointed to the Arizona State Board of Investments in 2012, and in 2017 was appointed to the Board of the Arizona Public Safety Personnel Retirement System where he is currently serving as Vice Chair and Chairman of the Investment Committee. He is a Trustee and has served as a Director/Trustee of the Arizona Center for Nature Conservation/Phoenix Zoo for 32 years. Mr. Papp serves on the Board of Directors and Board of Trustees of Arizona State University Foundation where he currently chairs the Audit Committee and is past Chair of the Investment Committee. He is a Board Member and Treasurer of the Institute of Human Origins at Arizona State University. He is President of Arizona Five Arts and serves on the Planned Giving Committee for the Desert Botanical Garden, the Phoenix Art Museum and the Heard Museum. Mr. Papp has been a Trustee of the Trust since December 2011 and was previously a trustee of a family of mutual funds managed by the Adviser from 1989-2004. The Board has concluded that Mr. Papp is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust and of other investment companies, his experience on other boards, his professional investment and business experience and his academic background.

Rosellen C. Papp, CFA Rosellen C. Papp, CFA has been a Partner, Financial Analyst and Research Director of the Adviser since 1981. Ms. Papp earned a Bachelor of Business Administration degree from the University of Michigan and a Master of Management degree from the Kellogg School of Management, Northwestern University. She is a Chartered Financial Analyst and has 41 years of experience in security and financial analysis. Ms. Papp is a Director, Treasurer and Chair of the Investment Committee of the Flinn Foundation, a charitable foundation for the advancement of the biosciences in Arizona and is a trustee emerita of the Desert Botanical Garden, a non-profit organization. She is also on the Board of Trustees of the Phoenix Art Museum, the Phoenix Art Museum Endowment Board and the Phoenix Civic Improvement Board. Ms. Papp is a member of the Arizona State University Foundation’s Women and Philanthropy Program. Ms. Papp has previously served on the boards of various other non-profit organizations. She has been a Trustee of the Trust since February 2010 and was previously a trustee of a family of mutual funds managed by the Adviser from 1989-2004. The Board has concluded that Ms. Papp is suitable to serve as a Trustee because of her past service and experience as a Trustee of the Trust and of other investment companies, her experience on other boards, her professional investment and business experience and her academic background.

Independent Trustee Nominees

Cynthia P. Hubiak, CPA Cynthia P. Hubiak, CPA served as President and Chief Executive Officer of the Arizona Society of Certified Public Accountants from 2000-2020. She earned a B.S. degree in Accounting and an M.B.A. from Arizona State University. Ms. Hubiak is a Certified Public Accountant and has over 31 years of accounting and managerial experience. She served as a public member of the Arizona Board for Private Post-Secondary Education from 1999-2009 and Treasurer of a non-profit organization from 2004-2009. Ms. Hubiak has also served on the boards of various other non-profit organizations. She has been a Trustee of the Trust since February 2010. The Board has concluded that Ms. Hubiak is suitable to serve as a Trustee because of her past service and experience as a Trustee of the Trust, her past business and financial industry experience, her experience on other boards and her academic background.

11

Carolyn P. O’Malley   Carolyn P. O’Malley served as Executive Director of the Dorrance Family Foundation, a private family foundation, from 2001-2009. She holds a B.A. degree in Sociology from Whittier College and earned her M.A.I.M. from the Thunderbird School of Global Management. Ms. O’Malley currently serves on the Board of The Women’s Board of Barrow Neurological Foundation, a non-profit organization, and has previously served on the boards of various other non-profit organizations. She has been a Trustee of the Trust since February 2010 and was previously a trustee of a family of mutual funds managed by the Adviser from 1997-2004. The Board has concluded that Ms. O’Malley is suitable to serve as a Trustee because of her past service and experience as a Trustee of the Trust, her past business experience, her experience on other boards and her academic background.

Jean C. Bingham Jean C. Bingham served as Executive Vice President of GreenPoint Financial Corp. from 1993 to 2004 and President of Greenpoint Credit from 2003 to 2004. She holds B.A. degree in Political Science and Biology from the University of Minneapolis. She currently serves on the Board of the Arizona Center for Nature Conservation/Phoenix Zoo. Ms. Bingham served as a Director on the Board of Barclays American Mortgage Company, a subsidiary of Barclays Bank, London, England, from 1994 to 1995. She has also served on the boards of various other non-profit organizations. Ms. Bingham has been a Trustee of the Trust since October 2016. The Board has concluded that Ms. Bingham is suitable to serve as a Trustee because of her past service and experience as a Trustee of the Trust, her business and financial industry experience and her experience on other boards.

Jennifer S. E. Carlino Jennifer S. E. Carlino serves as the Chief Investment Counsel to the Public Safety Personnel Retirement System. Prior to joining PSPRS in 2014, Ms. Carlino was a partner in the Corporate Law Group of Quarles & Brady LLP in Phoenix, Arizona.  She holds an Honors B.S. Summa Cum Laude in Accounting from Marquette University and a Juris Doctor degree from Columbia University School of Law, where she was a Harlan Fiske Stone Scholar. Ms. Carlino was selected as a finalist for the 2016 Arizona Corporate Counsel award presented by the AZ Business magazine and was included among Southwest Super Lawyers magazine’s 2012 Rising Stars. She was admitted to practice law in New York in 1999 and in Arizona in 2000. The Board has concluded that Ms. Carlino is suitable to serve as a Trustee because of her legal, business and financial industry experience.

The following is a list of the Nominees, as well as the executive officers of the Trust. The business address of each Nominee and executive officer is 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, except for Mr. Leone and Ms. Simmons, whose business address is 225 Pictoria Drive, Cincinnati, Ohio 45246. The Nominees who are Interested Persons of the Trust are indicated as such below. No Nominee holds any directorships of any other investment company registered under the 1940 Act or any company whose securities are registered under the Securities Exchange Act of 1934 or who file reports under that Act.

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee
Interested Trustees:
*Harry A. Papp Born: January 1954 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	President and Trustee since December 2011; Vice President from February 2010 to December 2011	Managing Partner of L. Roy Papp & Associates, LLP	1
*Rosellen C. Papp Born: December 1954 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Partner and Research Director of L. Roy Papp & Associates, LLP	1
12

Independent Trustees:
Jean C. Bingham Born: October 1951 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since October 2016	Retired; Executive Vice President, GreenPoint Financial (a holding company providing banking and mortgage services) from 1993-2004; President, GreenPoint Credit (a wholly owned subsidiary of GreenPoint Financial) from 2002-2004.	1
Jennifer S. E. Carlino Born: February 1972 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Not applicable**	Chief Investment Counsel, Public Safety Personnel Retirement System (a public pension fund) from 2014-present; Partner, Corporate Services Group, Quarles & Brady LLP from 2006-2014; Associate, Corporate Group, Osborn Maledon, P.A. from 2000 to 2002; Associate, Corporate Group, Cahill Gordon & Reindel, from 1997 to 2000.	Not applicable***
Cynthia P. Hubiak Born: June 1959 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Retired; President and Chief Executive Officer, Arizona Society of CPAs from 2000-2020	1
Carolyn P. O’Malley Born: September 1947 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Retired; Executive Director, Dorrance Family Foundation (a private foundation providing educational, conservation and other grants) from 2001-2009.	1
Executive Officers:
Brian M. Riordan Born: July 1973 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Vice President since February 2012	Partner and Research Analyst of L. Roy Papp & Associates, LLP

Greg S. Smith Born: December 1973 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Vice President since February 2018	Partner and Research Analyst of L. Roy Papp & Associates, LLP

David R. Carson Born: December 1958 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President since January 2021	Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC

Angela Simmons Born: 1975 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer since January 2022	Assistant Vice President, Financial Administration of Ultimus Fund Solutions, LLC

Paul F. Leone Born: July 1963 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary since July 2021	Vice President, Senior Legal Counsel; Ultimus Fund Solutions since 2020; Attorney, Leone Law Office P.C., August 2019 to August 2020; Senior Counsel, Empower Retirement, from 2015 - 2019.

13

Julie A. Hein Born: April 1962 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Chief Compliance Officer since February 2010	Partner and Chief Compliance Officer of L. Roy Papp & Associates, LLP

*	Harry A. Papp and Rosellen C. Papp, as partners of the Adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Harry A. Papp and Rosellen C. Papp are married.
**	If elected by shareholders, the Nominee is expected to commence service as Trustee in October 2022.
***	If elected by shareholders, the Nominee would oversee one fund.

Leadership Structure and Qualifications of Trustees

The Board of Trustees currently consists of five Trustees, three of whom are Independent Trustees. The Board is responsible for the oversight of the Trust, including overseeing the Trust’s relationship with the Adviser and the Trust’s relationship with its other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Declaration of Trust.

The Board met four times during the fiscal year ended November 30, 2021. The Board generally meets in person, but may meet by telephone or video conference facility as permitted by the 1940 Act. In addition, the Trustees may meet in person, by telephone or by video conference at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Independent Trustees have engaged independent legal counsel, and may from time to time engage consultants and other advisers to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Trust’s President, Mr. Harry A. Papp. Mr. Papp is an “interested person” of the Trust because he is a Partner of the Adviser. Mr. Papp, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board of Trustees has not appointed a lead Independent Trustee. It was determined by the Board that due to its size, the size of the fund complex and the relatively straightforward investment strategies utilized by the Fund, it is not necessary to appoint a lead Independent Trustee. The Independent Trustees believe that they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Fund.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committee. The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act. Jean C. Bingham, Cynthia P. Hubiak and Carolyn P. O’Malley are the members of the Committee of Independent Trustees and Ms. Hubiak serves as the Chair of the Committee. The Committee of Independent Trustees met once during the fiscal year ended November 30, 2021.

Risk Oversight. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Committee of Independent Trustees, reviews reports from, among others, the Adviser, the Trust's Chief Compliance Officer, the Trust's independent registered public accounting firm, liquidity risk program manager, and outside legal counsel, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Adviser and other service providers to the Fund. Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s Chief Compliance Officer each quarter, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance

14

Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities. In addition, in its annual review of the Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of Fund Shares. The following table shows each Nominee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of June 30, 2022.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen By Trustee or Nominee in Family in Fund Complex
Harry A. Papp	Over $100,000	Over $100,000
Rosellen C. Papp	Over $100,000	Over $100,000
Independent Trustees:
Jean C. Bingham	$1-$10,000	$1-$10,000
Jennifer S. E. Carlino	None	None
Cynthia P. Hubiak	$1 - $10,000	$1 - $10,000
Carolyn P. O’Malley	$10,001-$50,000	$10,001 - $50,000

Trustee and Officer Compensation. No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC, the Fund’s principal underwriter, receives any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Fund a per meeting fee of $1,000 for each Board meeting attended, except for the Chair of the Committee of Independent Trustees who receives a fee of $1,400 for each Board meeting attended. Prior to April 13, 2021, each Independent Trustee received from the Fund a per meeting fee of $500 for each Board meeting attended, except for the Chair of the Committee of Independent Trustees who received a fee of $700 for each Board meeting attended. Each Independent Trustee also receives reimbursement of travel and other expenses incurred in attending meetings. The following table shows the compensation paid to each Independent Trustee during the fiscal year ended November 30, 2021:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Jean C. Bingham	$ 3,500	None	None	$ 3,500
Cynthia P. Hubiak	$ 4,900	None	None	$ 4,900
Carolyn P. O’Malley	$ 3,500	None	None	$ 3,500

PROPOSAL 2: TO TRANSACT ANY OTHER BUSINESS, NOT CURRENTLY CONTEMPLATED, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

15

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on August 1, 2022 (the “Record Date”) as the record date for determining shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 1,462,162.599 shares of beneficial interest of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of the Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the Record Date.

Name and Address of Record Owner	Amount and Nature of Ownership	Percentage Ownership
Charles Schwab And Co Schwab Inc/Special Custody A/C FBO Customers Attn Mutual Funds	930,867.8430	63.66%
Victoria S Cavallero 1165 Woodland Dr Port Townsend, WA 98368	147,644.1020	10.10%

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund is necessary to constitute a quorum at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

Assuming a quorum is present at the Meeting, the vote of a plurality (a simple majority of the votes cast at a meeting) of the Fund’s shares represented at the Meeting is required for the election of Trustees (Proposal 1).

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the Record Date, all Trustees and officers of the Trust as a group owned of record and/or beneficially 10.028% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Investment Adviser

L. Roy Papp & Associates, LLP (the “Adviser”), 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, serves as the investment adviser to the Fund. The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, trusts, retirement plans, endowments, and foundations.

16

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Underwriter is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Fund. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Registered Public Accounting Firm

The Committee of Independent Trustees and the Board of Trustees have selected BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the Trust’s independent registered public accounting firm for the fiscal year ending November 30, 2022. Representatives of BBD, LLP are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of BBD, LLP are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

Fees Billed by BBD, LLP to the Trust During the Previous Two Fiscal Years
Audit Fees	The aggregate fees billed for professional services rendered by BBD, LLP for the audit of the annual financial statements of the Trust or for services that are normally provided by BBD, LLP in connection with statutory and regulatory filings or engagements were $12,500 with respect to the fiscal year ended November 30, 2021 and $12,500 with respect to the fiscal year ended November 30, 2020.
Audit-Related Fees	No fees were billed in either of the last two fiscal years for assurance and related services by BBD, LLP that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” in the preceding paragraph.
Tax Fees	The aggregate fees billed to the Trust for professional services rendered by BBD, LLP for tax compliance, tax advice and tax planning were $2,700 with respect to the fiscal year ended November 30, 2021 and $2,700 with respect to the fiscal year ended November 30, 2020. The services comprising these fees are related to the preparation of the Trust’s federal income and excise tax returns.
All Other Fees	No fees were billed in either of the last two fiscal years for products and services provided by BBD, LLP other than the services reported above.
Aggregate Non- Audit Fees

During the fiscal years ended November 30, 2021 and November 30, 2020, aggregate non-audit fees of $2,700 and $2,700 respectively, were billed by BBD, LLP for services rendered to the Trust. No non- audit fees were billed by BBD, LLP in either of the last two fiscal years for services rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Annual and Semiannual Reports

The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the annual or semi-annual report, please call us toll free at 1-877-370-7277, or write to Paul F. Leone, Secretary, Papp Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

OTHER MATTERS

Shareholder Proposals

As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to

17

the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the U.S. Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Paul F. Leone, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to Papp Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Trust toll-free at 1-877-370-7277 or e-mail the Trust at fundinfo@ultimus.com.

By Order of the Board of Trustees,

/s/ Paul F. Leone

Paul F. Leone

Secretary

Date: August 22, 2022

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote through the Internet by following the instructions on your proxy card.

18

PROXY PROXY

PAPP INVESTMENT TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 27, 2022
2201 E. CAMELBACK ROAD, SUITE 227B, PHOENIX, ARIZONA 85016

PAPP SMALL & MID-CAP GROWTH FUND

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Papp Small & Mid-Cap Growth Fund (the "Fund"), a series of Papp Investment Trust, hereby appoints Paul F. Leone and Julie A. Hein, and each of them, the proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders to be held at 9:00 a.m., Mountain Time, on September 27, 2022 at the offices of the Trust's investment adviser, L. Roy Papp & Associates, LLP, 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016 and at any postponements or adjournments thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" EACH NOMINEE SET FORTH ON THE REVERSE. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Meeting.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

19

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(855)305-0856** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/PAPP2022 and follow the simple on-screen instructions.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE BELOW TRUSTEE NOMINEES

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on September 27, 2022.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ **FOR ALL NOMINEES** ☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES** ☐ **FOR ALL EXCEPT**

Nominees:

☐ Harry A. Papp
☐ Rosellen C. Papp
☐ Jean C. Bingham
☐ Cynthia P. Hubiak
☐ Carolyn P. O'Malley
☐ Jennifer S.E. Carlino

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/PAPP

20